CONTENT PRODUCTION INCENTIVES	12 Months Ended
Dec. 31, 2023
CONTENT PRODUCTION INCENTIVES [Abstract]
CONTENT PRODUCTION INCENTIVES
18. CONTENT PRODUCTION INCENTIVES
The Company has access to various governmental programs that are designed to promote content production within the United States of America and certain international jurisdictions. These programs primarily consist of nonrefundable tax credits issued by a jurisdiction on an annual basis for qualifying expenses incurred during the year in the production of certain entertainment content created in whole or in part within the jurisdiction.
During the year ended December 31, 2023, the Company recorded content production incentives of $13.1 million related to qualifying content production activities. These incentives are recorded as an offset to production expenses within direct operating costs on the Company’s combined statements of operations. The Company did not record any content production incentives during the years ended December 31, 2022.